Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Acquisitions

On January 17, 2013, the Company purchased Tower Place 200, a 260,000 square foot office tower located in the Buckhead submarket of Atlanta, Georgia, for a gross purchase price of $56.3 million.  The purchase of Tower Place 200 was financed with borrowings on our unsecured credit facilities.

On March 7, 2013, the Company purchased two office complexes totaling 1.0 million square feet located in the Deerwood submarket of Jacksonville, Florida (the "Deerwood Portfolio") for a gross purchase price of $130.0 million.  The purchase of these properties was financed with a mortgage loan secured by the properties in the aggregate amount of $84.5 million and borrowings under the Company's senior unsecured revolving credit facility. The mortgage loan has a maturity date of April 1, 2023 and a fixed interest rate of 3.9%.

On March 25, 2013, the Company purchased its co-investor's 70% interest in three office properties totaling 788,000 square feet located in the Westshore submarket of Tampa, Florida ("Tampa Fund II Assets").  The Tampa Fund II Assets were owned by Parkway Properties Office Fund II, L.P. ("Fund II").  The Company's purchase price for its co-investor's 70% interest in the Tampa Fund II Assets was $97.5 million.  Simultaneously with closing, the Company assumed $40.7 million of existing mortgage indebtedness that is secured by the properties, which represents its co-investor's 70% share of the approximately $58.1 million of existing mortgage indebtedness.  The three office properties include Corporate Center IV at International Plaza, Cypress Center I, II and III, and The Pointe. The Tampa Fund II Assets' office properties and associated mortgage loans were previously included in the Company's consolidated balance sheets and statements of operations and comprehensive income (loss).  Therefore, the Company's purchase of its co-investor's share in these office properties will not impact the Company's overall financial position.

On April 26, 2013, the Company entered into a purchase and sale agreement to acquire Lincoln Place, a 140,000 square foot office building located in the South Beach submarket of Miami, Florida.  Lincoln Place is comprised of 111,000 square feet of office space and 29,000 square feet of retail space on the ground floor, with a five-story garage adjacent to the property. The property is currently 100% leased to LNR Corporation through June 2021 with no renewal or early termination option. Parkway is under contract to acquire Lincoln Place in exchange for the assumption of the existing secured first mortgage, which has a current outstanding balance of approximately $49.6 million, a fixed interest rate of 5.9% and a maturity date of June 11, 2016, and the issuance of 900,000 shares of operating partnership units. Based on Parkway's closing stock price of $18.06 per share on November 1, 2013, the implied purchase price would be approximately $65.9 million.

On June 3, 2013, the Company purchased an approximate 75% equity method interest in the US Airways Building, a 225,000 square foot office property located in the Tempe submarket of Phoenix, Arizona, for a purchase price of $41.8 million, which is accounted for as an unconsolidated joint venture on the Company's consolidated balance sheets at June 30, 2013.  At closing, an affiliate of the Company issued a $13.9 million mortgage loan to the buyer, a wholly owned subsidiary, and an affiliate of US Airways, which is secured by the building. The mortgage loan carries a fixed interest rate of 3.0% and matures in December 2016. This nine-story Class A office building is adjacent to Parkway's Hayden Ferry Lakeside and Tempe Gateway assets and shares a parking garage with Tempe Gateway.  The property is the headquarters for US Airways, which has leased 100% of the building through April 2024.  US Airways has a termination option on December 31, 2016 or December 31, 2021 with 12 months prior notice.  US Airways is also the owner of the remaining approximate 25% in the building.  The Company accounts for its investment in the US Airways Building under the equity method of accounting.

The allocation of purchase price related to intangible assets and liabilities and weighted average amortization period (in years) for each class of asset or liability for Tower Place 200 and the Deerwood Portfolio is as follows (in thousands, except weighted average life):

	Amount	Weighted Average Life
Land	$31,337	N/A
Buildings and garages	121,369	40
Tenant improvements	13,434	5
Lease commissions	6,056	4
Lease in place value	15,862	4
Above market leases	2,936	4
Below market leases	(5,735)	7

The unaudited pro forma effect on the Company's results of operations for the purchase of Tower Place 200, the Deerwood Portfolio, the Tampa Fund II assets, and its investment in the US Airways Building as if the purchase had occurred on January 1, 2012 is as follows (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues	$74,576	$62,470	$222,069	$174,653
Net income (loss) attributable to common stockholders	$(3,085)	$(4)	$(21,518)	$2,527
Basis and diluted net income (loss) per share attributable to common stockholders	$(0.04)	$(0.01)	$(0.34)	$0.09

Dispositions

On March 20, 2013, the Company sold Atrium at Stoneridge, a 108,000 square foot office property located in Columbia, South Carolina, for a gross sales price of $3.1 million and recorded a gain of $542,000 during first quarter 2013.  The Company received $3.0 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's senior unsecured revolving credit facility.

On July 10, 2013, the Company sold two office properties, Waterstone and Meridian, totaling 190,000 square feet located in Atlanta, Georgia, for a gross sales price of $10.2 million and recorded an impairment loss of $4.6 million during the second quarter of 2013 related to the sale of these assets. The Company received $9.5 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's senior unsecured revolving credit facility.

On July 17, 2013, the Company sold Bank of America Plaza, a 436,000 square foot office property located in Nashville, Tennessee, for a gross sales price of $42.8 million and recorded a gain of approximately $11.5 million during the third quarter of 2013. The Company received $40.8 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's revolving credit facilities.

Financing Activity

On February 21, 2013, we obtained an $80.0 million first mortgage secured by Phoenix Tower, a 629,000 square foot office property located in the Greenway Plaza submarket of Houston, Texas.  The mortgage loan bears interest at a fixed rate of 3.9% and matures on March 1, 2023.  Payments of interest only are due on the loan for two years, after which the principal amount of the loan begins amortizing over a 25-year period until maturity.  The loan is pre-payable after March 1, 2015, but any such prepayment is subject to a yield maintenance premium.  The agreement governing the mortgage loan contains customary rights of the lender to accelerate the loan upon, among other things, a payment default or if certain representations and warranties made by the borrower are untrue.

On March 7, 2013, simultaneously with the purchase of the Deerwood Portfolio, we obtained an $84.5 million first mortgage, which is secured by the office properties in the portfolio.  The mortgage bears interest at a fixed rate of 3.9% and matures on April 1, 2023.  Payments of interest only are due on the loan for three years, after which the principal amount of the loan begins amortizing over a 30-year period until maturity.  The loan is pre-payable after May 1, 2015, but any such prepayment is subject to a yield maintenance premium.  The agreement governing the mortgage contains customary rights of the lender to accelerate the loan upon, among other things, a payment default or if certain representations and warranties made by the borrower are untrue.

On March 25, 2013, simultaneously with the purchase of our co-investor's interest of the Tampa Fund II Assets, we assumed $40.7 million of existing first mortgages that are secured by the properties, which represents our co-investor's 70% share of the approximately $58.1 million of the existing first mortgages.

On March 25, 2013, we completed an underwritten public offering of 11.0 million shares of our common stock, plus an additional 1.65 million shares of our common stock issued and sold pursuant to the exercise of the underwriters' option to purchase additional shares in full, at the public offering price of $17.25 per share.  The net proceeds from the offering, after deducting the underwriting discount and offering expenses, were approximately $209.0 million.  We used the net proceeds of the stock offering to redeem in full all of our outstanding Series D preferred stock and will use remaining net proceeds to fund potential acquisition opportunities, to repay amounts outstanding from time to time under our senior unsecured revolving credit facility and/or for general corporate purposes.

On April 25, 2013, we redeemed all of our outstanding Series D preferred stock using proceeds from our March 2013 underwritten public offering of common stock.  We paid $136.3 million to redeem the preferred shares and incurred a charge during the second quarter of approximately $6.6 million, which represents the difference between the costs associated with the issuances, including the price at which such shares were paid, and the redemption price.

On May 31, 2013, we modified the existing $22.5 million first mortgage secured by Corporate Center Four at International Plaza ("Corporate Center Four"), a 250,000 square foot office property located in the Westshore submarket of Tampa, Florida. The modified first mortgage carries a principal balance of $36.0 million, a weighted average fixed interest rate of 4.6%, an initial 24-month interest only period and a maturity date of April 8, 2019. In conjunction with the modification, we executed a floating-to-fixed interest rate swap fixing the interest rate on the additional $13.5 million in loan proceeds at 3.3%.

On June 12, 2013, we repaid two first mortgages totaling $55.0 million which were secured by Cypress Center, a 286,000 square foot office complex in Tampa, Florida, and NASCAR Plaza, a 394,000 square foot office property in Charlotte, North Carolina. The two mortgages had a weighted average interest rate of 3.6% and were scheduled to mature in 2016. We repaid the mortgage loans using proceeds from our $120.0 million unsecured term loan.

On June 28, 2013, we modified the existing mortgage secured by Hayden Ferry II, a 299,000 square foot office property located in the Tempe submarket of Phoenix, Arizona.  The loan modification eliminates quarterly principal payments of $625,000.  As a result of the modification, loan payments are now interest-only through February 2015.  The mortgage bears interest at LIBOR plus an applicable spread which ranges from 250 to 350 basis points.  We entered into a floating-to-fixed interest rate swap which fixed LIBOR on the original loan at 1.5% through January 2018.  Effective August 1, 2013, we entered into a second floating-to-fixed interest rate swap which fixes LIBOR at 1.7% through January 2018 on the additional notional amount associated with the loan modification.  This loan is cross-defaulted with Hayden Ferry I, IV and V.

Pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2013 (the “Merger Agreement”), by and among Parkway Properties, Inc. (the “Company”), Parkway Properties LP (“Parkway LP”), PKY Masters, LP, a wholly owned subsidiary of Parkway LP (“Merger Sub”), Thomas Properties Group, Inc. (“TPGI”) and Thomas Properties Group, L.P. (“TPG LP”), the Company and the Company’s general partner, Parkway Properties General Partners Inc. (the “General Partner”), entered into Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated Agreement of Limited Partnership of Parkway Properties LP (the “Partnership Agreement”) effective as of December 19, 2013.
On December 19, 2013, the Company completed the merger transactions contemplated by the Merger Agreement, pursuant to which TPGI merged with and into the Company, with the Company continuing as the surviving corporation (the “Parent Merger”), and TPG LP merged with and into Merger Sub, with TPG LP continuing as the surviving entity and an indirect wholly owned subsidiary of Parkway LP (the “Partnership Merger” and, together with the Parent Merger, the “Mergers”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Parent Merger, each outstanding share of common stock, par value $0.01 per share, of TPGI (“TPGI Common Stock”) was converted into the right to receive 0.3822 (the “Exchange Ratio”) shares of the Company’s common stock, par value $0.001 per share (“Parkway Common Stock”), with cash paid in lieu of fractional shares, and each share of TPGI limited voting stock, par value $0.01 per share (“TPGI Limited Voting Stock”), was converted into the right to receive a number of shares of newly created Company limited voting stock, par value $0.001 per share (“Parkway Limited Voting Stock”), equal to the Exchange Ratio. Similarly, at the effective time of the Partnership Merger, which occurred immediately prior to the Parent Merger, each outstanding limited partnership interest in TPG LP (“TPG LP Units”), including long term incentive units, was converted into the right to receive a number of limited partnership units in Parkway LP (the “Parkway LP Units”) equal to the Exchange Ratio. The Company issued 18,362,513 shares of Parkway Common Stock as consideration in the Parent Merger and Parkway LP issued 4,537,110 Parkway LP Units in the Partnership Merger. Based on the closing price of the Company’s common stock on December 19, 2013 as reported on the New York Stock Exchange, the aggregate value of the merger consideration paid or payable to former holders of TPGI Common Stock was approximately $331.4 million, and the aggregate value of Parkway LP Units, which are convertible into Parkway’s common stock, issued to former holders of TPG LP Units was approximately $81.9 million.

In connection with the completion of the Mergers, on December 19, 2013, subsidiaries of the Company assumed three mortgages secured by the CityWestPlace properties.

Two subsidiaries of the Company assumed two nonrecourse mortgage loans secured by CityWestPlace I and II and CityWestPlace III and IV. CityWestPlace is an approximately 1.4 million square foot office complex in Houston, Texas. The mortgage secured by CityWestPlace I and II, with a principal amount of approximately $117.7 million, bears interest at a rate of 6.16% and matures on July 6, 2016. The mortgage requires monthly payments of principal and interest and may not be prepaid prior to 90 days prior to the maturity date except that the mortgage may be defeased pursuant to customary defeasance procedures. The mortgage is nonrecourse to the Company except that Parkway LP has guaranteed to the lender the payment of certain amounts to be paid in connection with the recently executed Statoil Oil Services lease. The mortgage secured by CityWestPlace III and IV, for a principal amount of approximately $93.5 million, bears interest at a rate of 5.03% and matures on March 5, 2020. The mortgage requires monthly payments of principal and interest and may be prepaid with a prepayment fee equal to the greater of 1% of the amount prepaid or a yield maintenance based calculation, provided no prepayment fee is due during the last 60 days prior to maturity. Parkway LP has executed a guaranty of certain customary exceptions to non-recourse liability.